                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
       TENDERS OF CUMULATIVE VOTING CONVERTIBLE PREFERRED STOCK, SERIES B
                           OFFER TO PURCHASE FOR CASH
                                       BY
                           MANTICORE PROPERTIES, LLC
                 ANY AND ALL OUTSTANDING SHARES OF COMMON STOCK
                                      AND
                       ANY AND ALL OUTSTANDING SHARES OF
            CUMULATIVE VOTING CONVERTIBLE PREFERRED STOCK, SERIES B
                                       OF
                             OLD STONE CORPORATION

         As set forth in Section 2 of the Offer to Purchase (as defined below), this form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates for shares of Cumulative Voting Convertible Preferred Stock, Series B, par value $1.00 per share ("Preferred Shares") of Old Stone Corporation, a Rhode Island corporation (the "Company") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in the Offer to Purchase). This form may be delivered by hand to the Depositary or transmitted by telegram, facsimile transmissions or mail to the Depositary and must include a guarantee by an Eligible Institution (as defined in the Offer to Purchase). See Section 2 of the Offer to Purchase.

                        The Depositary for the Offer is:

                        HARRIS TRUST COMPANY OF NEW YORK

                                                    By Hand/Overnight Delivery:
           By Mail:                                       Receive Window
     Wall Street Station                                 Wall Street Plaza
        P.O. Box 1023                               88 Pine Street, 19th Floor
New York, New York 10268-1023                        New York, New York 10005

                                      Fax:
                                 (212) 701-7636

                                   Telephone:
                                 (212) 701-7624

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

         This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

                          (FOR PREFERRED SHARES ONLY)

LADIES AND GENTLEMEN:

         The undersigned hereby tenders to Manticore Properties, LLC (the "Purchaser"), which is wholly owned by Gotham Partners, L.P., a New York limited partnership ("Gotham"), and Gotham Partners II, L.P., a New York limited partnership ("Gotham II"), upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated November 14, 1997 (the "Offer to Purchase") and the related Letters of Transmittal, receipt of which is hereby acknowledged, the number of Preferred Shares (as such term is defined in the Offer to Purchase) set forth below, all pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase.

Number of Preferred Shares
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Name(s) of Record Holder(s):
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Certificate Nos. (if available):
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                                                  PLEASE PRINT

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Address(es):
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                                            ZIP CODE
Area Code and Tel. No.:
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(Check one box if Preferred Shares will be tendered by book-entry transfer)

[ ]  The Depository Trust Company

[ ]  Philadelphia Depository Trust Company

Signature(s):
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Account Number
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Dated:
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                                   GUARANTEE

                          (FOR PREFERRED SHARES ONLY)

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a participant in the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, hereby guarantees to deliver to the Depositary either the certificates representing the Preferred Shares tendered hereby, in proper form for transfer, or a Book-Entry Confirmation with respect to such Preferred Shares, in any such case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message, and any other required documents within three trading days after the date hereof.

         The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Preferred Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution. All terms used herein have the meanings set forth in the Offer to Purchase.

                                 (PLEASE PRINT)

Name of Firm:
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                             (AUTHORIZED SIGNATURE)

Address:
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                                                                     (ZIP CODE)
Name:
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Title:
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Area Code and
Tel No.:
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Dated:
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      NOTE: DO NOT SEND CERTIFICATES FOR PREFERRED SHARES WITH THIS
            NOTICE; CERTIFICATES FOR PREFERRED SHARES SHOULD BE SENT
            WITH YOUR LETTER OF TRANSMITTAL.